UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

PASSAGE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 39th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 866-0311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	PASG	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

PBFT02 Program Updates

On April 20, 2026, Passage Bio, Inc. (the “Company”) announced updated interim data from the ongoing Phase 1/2 upliFT-D clinical trial evaluating PBFT02 for the treatment of frontotemporal dementia caused by progranulin deficiency (“FTD-GRN”) and provided regulatory and corporate updates.

Updated interim data from FTD-GRN patients treated with PBFT02

Biomarkers

•	PBFT02-treated patients with a global Clinical Dementia Rating (“CDR”) score of 1 at baseline experienced an average of 3.1% (n=2) whole brain atrophy at 12 months, representing a 64% reduction in whole brain atrophy as compared to volumetric Magnetic Resonance Imaging (“vMRI”) analysis of global CDR 1 patients from the ALLFTD natural history data (n=7).

•	PBFT02-treated patients with a global CDR score of 1 at baseline experienced an average of 4.6% (n=2) frontotemporal cortex atrophy at 12 months, representing a 54% reduction in frontotemporal cortex atrophy as compared to vMRI analysis of global CDR 1 patients from the ALLFTD natural history data (n=7).

•	Patients who received PBFT02 showed stabilization of plasma neurofilament (“NfL”) levels at 12 months post-treatment, comparing favorably to natural history.

•	Plasma NfL levels among PBFT02-treated patients showed an average reduction of 1.0 pg/mL (n=6) at 12 months compared to baseline.

•	Untreated symptomatic FTD-GRN patients from the ALLFTD natural history data showed an average increase of 13.5 pg/mL (n=7) at 12 months compared to baseline.

•	Dose 1 PBFT02 (4.5e13 total genome copies) resulted in a robust and durable increase in cerebrospinal fluid (“CSF”) progranulin (“PGRN”) expression through 18 months post-treatment.

•	Dose 1 PBFT02 increased CSF PGRN in all patients from below 3 ng/mL at baseline to a mean of 22.8 ng/mL (n=6) at 12 months and 24.2 ng/mL (n=3) at 18 months.

•	Dose 2 PBFT02 (2.2e13 total genome copies) achieved comparable CSF PGRN levels as Dose 1 at six months post-treatment.

•	Dose 2 PBFT02 increased CSF PGRN to a mean of 8.6 ng/mL (n=2) at one month, above the upper limit of a healthy adult reference range, and 22.6 ng/mL (n=1) at six months.

Safety (as of March 23, 2026)

•	No new treatment-related serious adverse events (“SAEs”) reported since the Company’s previous update.

•	As previously disclosed, two patients who received Dose 1 PBFT02 experienced a total of three asymptomatic SAEs related to PBFT02: venous sinus thrombosis (n=2) and hepatotoxicity (n=1).

•	No evidence of dorsal root ganglion toxicity, as measured by nerve conduction studies, and no complications from intra-cisterna magna administration have been reported.

Regulatory Update

The Company has completed a Type C meeting with the U.S. Food and Drug Administration (“FDA”) to seek guidance on key elements of a potential future registrational trial of PBFT02 for FTD-GRN patients. Based on the feedback received, the FDA has indicated that a randomized controlled registrational study design is required for PBFT02 in this indication. In light of the ethical, logistical, and financial challenges posed by a randomized controlled registrational trial, the Company is evaluating potential next steps in the clinical development of PBFT02 in FTD-GRN and FTD-C9orf72 in the upliFT-D trial.

Corporate Update

The Company has initiated a review of strategic alternatives to maximize shareholder value. These strategic alternatives may include merger or acquisition transactions, a reverse merger, a sale of assets of the Company, strategic partnerships, licensing opportunities, or other potential paths. The strategic review is underway, and the Company does not intend to provide updates until the Company’s board of directors approves a specific action or otherwise determines that disclosure is appropriate or required. There can be no assurance that the process will result in any such transaction.

The Company has engaged Wedbush PacGrow as a financial advisor to assist in the strategic review process.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Passage Bio, Inc. press release, dated April 20, 2026.
99.2	Corporate Presentation, dated April 20, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our evaluation of strategic alternatives, the entry into or completion of any strategic alternative transaction, our expectations about timing and execution of anticipated milestones, including the progress of clinical studies and the availability of clinical data from such trials; enrollment timing; timing of engagement with, and feedback from, regulatory authorities; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our expectations about our cash runway; the ability of our product candidates to treat their respective target CNS disorders; and the potential development of other product candidates. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “continue,” “could,” “should,” “target,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: uncertainties inherent in the strategic review process, our ability to identify and consummate a suitable strategic alternative, our ability to develop and obtain regulatory approval for our product candidates; the timing and results of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce our intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manufacture of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions; and the other risks and uncertainties that are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commission (“SEC”), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: April 20, 2026	By:	/s/ Kathleen Borthwick
Kathleen Borthwick
Chief Financial Officer